Exhibit 77(Q1)

Exhibits

(a)(1)  Articles of Amendment dated September 12, 2008 regarding the dissolution of ING UBS U.S. Small Cap Growth Portfolio to the Articles of Incorporation of ING Partners Inc. –  Filed herein.

(a)(2)  Articles of Amendment dated December 4, 2008 regarding the dissolution of ING OpCap Balanced Value Portfolio to the Articles of Incorporation of ING Partners Inc. –  Filed herein.

(e)(1)  Side Agreement Letter between Directed Services LLC and ING Partners, Inc. regarding fee waivers to ING American Century Large Company Value Portfolio, ING OpCap Balanced Value Portfolio and ING Van Kampen Comstock Portfolio – Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(e)(2)    Letter Agreement between Directed Services LLC and ING Partners, Inc. regarding waiver of advisory fee for ING Oppenheimer Strategic Income (investing in Oppenheimer Master Loan Fund) – Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(e)(3)  Letter Agreement between Directed Services LLC and OppenheimerFunds, Inc. regarding the waiver of advisory fees with respect to any of the ING Oppenheimer Strategic Income Portfolio’s assets that are invested in the Oppenheimer Master Loan Fund, LLC - Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(e)(4)  Reduction Letter dated May 1, 2008 to the Sub-Advisory Agreement dated March 29, 2002, as amended between Directed Services LLC and American Century Investment Management, Inc. regarding ING American Century Small-Mid Cap Value Portfolio – Filed herein

(e)(5)  Reduction Letter dated May 1, 2008 to the Sub-Advisory Agreement dated December 16, 2002, as amended between Directed Services LLC and JPMorgan Asset Management (U.K.) Limited regarding ING JPMorgan International Portfolio – Filed herein.

(e)(6)  Reduction Letter dated May 1, 2008 to the Sub-Advisory Agreement dated March 11, 2002, as amended between Directed Services LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen regarding ING Van Kampen Comstock Portfolio – Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(e)(7)  Reduction Letter dated May 1, 2008 to the Sub-Advisory Agreement dated December 14, 2000, as amended between Directed Services LLC and T. Rowe Price Associates Inc. regarding ING T. Rowe Price Growth Equity Portfolio – Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(e)(8)  Reduction Letter dated April 1, 2008 to the Sub-Advisory Agreement dated March 12, 2002, as amended between Directed Services LLC and Pacific Management Investment Company LLC regarding ING PIMCO Total Return Portfolio – Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(e)(9)  Reduction Letter dated August 29, 2008 to the Sub-Advisory Agreement dated December 16, 2002, as amended between Directed Services LLC and Columbia Management Advisers LLC regarding ING Columbia Small Cap Value II Portfolio – Filed herein.

(e)(10)  Schedule A dated October 2008 to the Investment Advisory Agreement between ING Life Insurance and Annuity Company and ING Partners, Inc. dated May 1, 2003 – Filed herein.

(e)(11)  Schedule B dated October 2008 to the Investment Advisory Agreement between ING Life Insurance and Annuity Company and ING Partners, Inc. dated May 1, 2003  – Filed herein.

(e)(12)  Reduction Letter dated November 14, 2008 to the Sub-Advisory Agreement dated December 14, 2000, as amended between Directed Services LLC and T. Rowe Price Associates Inc. regarding ING T. Rowe Price Growth Equity Portfolio – Filed herein.

(e)(13)  Reduction Letter dated November 14, 2008 to the Sub-Advisory Agreement dated March 12, 2002, as amended between Directed Services LLC and Pacific Management Investment Company LLC regarding ING PIMCO Total Return Portfolio – Filed herein.

(e)(14)  Reduction Letter dated November 14, 2008 to the Sub-Advisory Agreement dated March 29, 2002, as amended between Directed Services LLC and American Century Investment Management, Inc. regarding ING American Century Small-Mid Cap Value Portfolio – Filed herein

(e)(16)  Fourth Amendment dated August 1, 2008 to the Sub-Advisory Agreement dated March 29, 2002 between Directed Services LLC and American Century Investment Management Inc. – Filed herein.

(e)(17)  Fifth Amendment dated August 1, 2008 to the Sub-Advisory Agreement dated March 11, 2002 between Directed Services LLC and BAMCO, Inc. – Filed herein.

(e)(18)  Amended Schedule A dated August 29, 2008 to the Sub-Advisory Agreement dated April 28, 2006 between Directed Services LLC and Columbia Management Advisers, LLC – Filed herein.

(e)(19)  Third Amendment dated August 1, 2008 to the Sub-Advisory Agreement dated March 26, 2002 between Directed Services LLC and JPMorgan Investment Management Inc. – Filed herein.

(e)(20)  Sixth Amendment dated August 1, 2008 to the Sub-Advisory Agreement dated March 11, 2002 between Directed Services LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen – Filed herein.

(e)(21)  Third Amendment dated August 1, 2008 to the Sub-Advisory Agreement dated November 19, 2001 between Directed Services LLC and Oppenheimer Capital LLC – Filed herein.

(e)(22)  Second Amendment dated August 1, 2008 to the Sub-Advisory Agreement dated November 8, 2004 between Directed Services LLC and OppenheimerFunds, Inc. – Filed herein.

(e)(23)  Fourth Amendment dated August 1, 2008 to the Sub-Advisory Agreement dated March 12, 2002 between Directed Services LLC and Pacific Investment Management Company LLC – Filed herein.

(e)(24)  Second Amendment dated August 1, 2008 to the Sub-Advisory Agreement dated December 1, 2005 between Directed Services LLC and Clearbridge Advisors, LLC – Filed herein.

(e)(25)  Amended Schedule A dated October 2008 to the Sub-Advisory Agreement dated December 1, 2005 between Directed Services LLC and Clearbridge Advisors, LLC – Filed herein.

(e)(26)  Third Amendment dated August 1, 2008 to the Sub-Advisory Agreement dated May 1, 2004 between Directed Services LLC and UBS Global Asset Management (Americas) Inc. – Filed herein.